UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 24, 2012

Endocyte, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-35050	35-1969-140
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3000 Kent Avenue, Suite A1-100, West Lafayette, Indiana		47906
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	765-463-7175

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

The information contained in this Item 7.01 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

During an oral presentation at the annual meeting of the Society of Gynecologic Oncology on March 24, 2012, Wendel Naumann, M.D., Associate Director of Gynecologic Oncology at Blumenthal Cancer Center, Carolinas Medical Center, summarized results of Endocyte’s phase 2 PRECEDENT trial. Included in that summary was an update on the overall survival analysis.

Consistent with management guidance, the hazard ratios presented are slightly improved from the interim results previously presented by the company on December 13, 2011. Endocyte had already announced on March 13, 2012 the updated overall survival hazard ratios for the target FR(++) patient population (those patients with all of their target lesions positive for the folate receptor). None of these results are statistically significant. The primary endpoint for the PRECEDENT trial was progression free survival and the trial was not sufficiently powered to demonstrate an overall survival advantage.

Interim Announced 12/13/2011
Intent-to-treat patients:
Unadjusted 1.099
Adjusted(1) 0.928
FR(++) patients:
Unadjusted 1.420
Adjusted(1) 0.495

Updated
Intent-to-treat patients:
Unadjusted 1.010
Adjusted(1) 0.864
FR(++) patients:
Unadjusted 1.097(2)
Adjusted(1) 0.481(2)

1) Adjusted figures represent results from the Cox proportional hazards model which balances baseline prognostic factors between arms of the trial. Age, stage of platinum failure, CA-125 level, geography, tumor size, month since last platinum treatment and ECOG performance status were the baseline factors included.
2) Previously reported on March 13, 2012.

About the PRECEDENT Trial
The international, multi-center randomized trial enrolled 149 women who had received two or fewer prior systemic cytotoxic regimens and had RECIST measurable disease that was resistant to platinum therapy. Patients were randomized to receive EC145 (2.5 mg 3 times a week intravenously, weeks 1 and 3) plus PLD (50 mg/m2 intravenously every 28 days) or PLD alone (at the same dose) until disease progression or death. The trial met the primary endpoint of investigator assessed PFS, demonstrating statistically significant improvements in PFS in the intent-to-treat population. Results indicate no statistical difference between treatment arms with regard to total adverse events or serious adverse events.

The information included in this report includes an update of data from the PRECEDENT clinical trial. Clinical trial data is subject to further analyses that may result in further revisions and the data of one clinical trial may not be indicative of subsequent clinical trials.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Endocyte, Inc.

March 26, 2012	By:	/s/ Beth A. Taylor

Name: Beth A. Taylor
Title: Principal Accounting Officer